                               SEVEN IRON, INC.
                         (d.b.a. KENNEDY GOLF COURSE)

                             FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                               SEVEN IRON, INC.
                         (d.b.a. KENNEDY GOLF COURSE)

                                  CONTENTS


Accountants' Report                                     4

Balance Sheet                                           3

Statement of Revenue, Expenses and Retained Earnings    5

Statement of Cash Flows                                 6

Supplemental Schedule of Departmental Revenue and
 Operating Expenses                                     7

Notes to Financial Statments                           8-10

                  [MICHAEL B. JOHNSON & CO., P.C. LETTERHEAD]



Board of Directors
Seven Iron, Inc.
d.b.a. Kennedy Golf Course
Denver, Colorado 80014


     We have audited the accompanying balance sheet of Seven Iron, Inc. (A Colorado Corporation) as of December 31, 1995 and the related statements of revenue expenses and retained earnings and cash flows, for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seven Iron, Inc. at December 31, 1995, and the results of its operations and its cash flows for the fiscal year ended December 31, 1995, in conformity with generally accepted accounting principles.



/s/Michael B. Johnson & Co., P.C.

Denver, Colorado
December 17, 1996

                                SEVEN IRON, INC.
                          (d.b.a. KENNEDY GOLF COURSE)
                                 BALANCE SHEET
                               DECEMBER 31, 1995

ASSETS:

CURRENT ASSETS:
Cash and cash equivalents                                           $    77,678
Trade receivable and advances                                             8,732
Shareholder advances                                                    345,228
Inventories                                                              28,546
Prepaid expenses                                                          1,741
                                                                    -----------
TOTAL CURRENT ASSETS                                                    461,925

PROPERTY AND EQUIPMENT:
Leasehold improvements                                                1,461,604
Furniture and fixtures                                                   44,739
Equipment                                                                18,161
Motor vehicles                                                            3,831
                                                                    -----------
TOTAL PROPERTY AND EQUIPMENT                                          1,528,335


Less-accumulated depreciation                                          (493,054)
                                                                    -----------
PROPERTY AND EQUIPMENT, NET                                           1,035,281
                                                                    -----------
TOTAL ASSETS                                                        $ 1,497,206
                                                                    -----------

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
Accounts payable                                                    $    19,957
Accrued expenses                                                         40,528
Current portion of notes payable                                         59,330
                                                                    -----------
TOTAL CURRENT LIABILITIES                                               119,815

NOTES PAYABLE, NET OF CURRENT PORTION                                   586,113

STOCKHOLDERS' EQUITY:
Common stock, no par value, 50,000 shares
 authorized, 4,000 shares issued and outstanding                         10,200
Retained earnings                                                       841,078
Less treasury stock, at cost, 6,000 shares                              (60,000)
                                                                    -----------
TOTAL STOCKHOLDERS' EQUITY                                              791,278
                                                                    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 1,497,206
                                                                    ===========


                See accompanying notes to financial statements.

                                SEVEN IRON, INC.
                          (d.b.a. KENNEDY GOLF COURSE)
              STATEMENT OF REVENUE, EXPENSES AND RETAINED EARNINGS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUE                                                             $ 1,475,182

COST OF REVENUE                                                         206,112
                                                                    -----------

GROSS PROFIT                                                          1,269,070

OPERATING AND ADMINISTRATIVE EXPENSES:
Salaries and wages                                                      517,885
Rent                                                                    102,600
Depreciation                                                             87,692
Supplies                                                                 61,812
Lease and equipment rental                                               47,673
Professional fees                                                        45,445
Payroll taxes                                                            40,782
Utilities                                                                34,436
Insurance                                                                27,610
Repairs and maintenance                                                  23,004
Telephone                                                                12,834
Travel and entertainment                                                 12,734
Auto expense                                                             10,869
Consulting and outside services                                          20,796
Advertising                                                              10,058
Other taxes                                                               8,956
Fuel                                                                      7,530
Bank service fees                                                         5,705
Penalties                                                                 4,695
Property taxes                                                            2,626
Security                                                                  2,184
Dues and subscriptions                                                    1,240
Miscellaneous                                                             1,135
Contributions                                                               150
                                                                    -----------
TOTAL OPERATING AND ADMINISTRATIVE EXPENSES                           1,090,451
                                                                    -----------

INCOME FROM OPERATIONS                                                  178,619

OTHER INCOME (EXPENSE):
Gain on sales of equipment                                               48,378
Other income                                                              1,931
Interest income                                                          13,457
Interest expense                                                        (68,485)
                                                                    -----------
TOTAL OTHER INCOME (EXPENSE)                                             (4,719)
                                                                    -----------

NET INCOME                                                              173,900

RETAINED EARNINGS, BEGINNING OF PERIOD                                  667,178
                                                                    -----------
RETAINED EARNINGS, END OF PERIOD                                    $   841,078
                                                                    ===========


                See accompanying notes to financial statements.

                                SEVEN IRON, INC.
                          (d.b.a. KENNEDY GOLF COURSE)
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                                            $ 173,900
ADJUSTMENTS TO RECONCILE NET INCOME TO NET
 CASH PROVIDED BY OPERATING ACTIVITIES:
 Depreciation                                                            87,692
 Gain on sale of equipment                                              (48,378)
 CHANGE IN OPERATING ASSETS AND LIABILITIES:
  Decrease in trade receivable and advances                               2,411
  (Increase) in shareholder advances                                   (313,581)
  Decrease in notes receivable                                           87,000
  (Increase) in inventories                                              (8,821)
  Decrease in prepaid expenses                                            3,538
  Increase in accounts payable and accruals                              42,810
  (Decrease) in deposits                                                (92,000)
                                                                      ---------

 NET CASH PROVIDED BY OPERATING ACTIVITIES                              (65,429)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment, net                                (129,070)
Proceeds from sale of equipment                                         124,500
                                                                      ---------
 NET CASH (USED IN) INVESTING ACTIVITIES                                 (4,570)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes payable                                              (606,566)
Proceeds from notes payable                                             684,850
                                                                      ---------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                             78,284
                                                                      ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                 8,285

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           69,393
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $  77,678
                                                                      ---------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
 Cash paid during the year for interest                               $  65,042
                                                                      =========


                See accompanying notes to financial statements.

                  [MICHAEL B. JOHNSON & CO., P.C. LETTERHEAD]
            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION


Board of Directors
Seven Iron, Inc.
d.b.a. Kennedy Golf Course
Denver, Colorado



Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the following schedule is presented for purposes of additional analysis and is not a required part of the basic financial statement. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, is fairly stated in all material respects in relation to te basic financial statements taken as a whole.


/s/Michael B. Johnson & Co., P.C.

Denver, Colorado
December 17, 1996

                               SEVEN IRON, INC.
                         (d.b.a. KENNEDY GOLF COURSE)
                 SUPPLEMENTAL SCHEDULE OF DEPARTMENTAL REVENUE
                            AND OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1995


                                     Range        Proshop     Restaurant    Administrative    Total
                                    --------     ---------    ----------    --------------    -----
REVENUE                           $   704,275   $   418,351   $   352,556    $      --      $ 1,475,182

COST OF REVENUE                          --          68,707       137,405           --          206,112
                                  -----------   -----------   -----------    -----------    -----------

GROSS PROFIT                          704,275       349,644       215,151           --        1,269,070

OPERATING AND
 ADMINISTRATIVE EXPENSES

Salaries and wages                    128,264        65,284       109,182        215,155        517,885
Rent                                   52,219        23,835        26,546           --          102,600
Depreciation                           44,797         7,238        31,312          4,345         87,692
Supplies                               47,162         3,417         4,764          6,469         61,812
Lease and equipment rental                120        43,414         3,309            831         47,673
Professional fees                        --            --            --           45,445         45,445
Payroll taxes                          11,827         6,733        11,042         11,180         40,782
Utilities                              18,754         5,035        10,647           --           34,436
Insurance                              14,929         3,978         6,598          2,105         27,610
Repairs and maintenance                12,678         2,778         6,023          1,525         23,004
Telephone                                 144          --            --           12,690         12,834
Travel and entertainment                 --            --           5,850          6,884         12,734
Auto expense                             --            --            --           10,869         10,869
Consulting and outside services          --            --           7,902         12,894         20,796
Advertising                             2,289         1,727         5,436            606         10,058
Other taxes                               343         1,707         6,906           --            8,956
Fuel                                     --           7,530          --             --            7,530
Bank service fees                        --           2,525          --            3,180          5,705
Penalties                                --            --            --            4,695          4,695
Property taxes                           --            --            --            2,626          2,626
Security                                1,314           110           331            429          2,184
Dues and subscriptions                   --            --            --            1,240          1,240
Miscellaneous                            --              46           746            343          1,135
Contributions                            --            --            --              150            150
                                  -----------   -----------   -----------    -----------    -----------
TOTAL OPERATING AND
 ADMINISTRATIVE EXPENSES              334,840       175,356       236,594        343,661      1,090,451
                                  -----------   -----------   -----------    -----------    -----------

INCOME FROM OPERATIONS                369,435       174,288       (21,443)      (343,661)       178,619

OTHER INCOME (EXPENSE):
Gain on sales of equipment               --            --            --           48,378         48,378
Other income                              103         1,380           448           --            1,931
Interest income                          --            --            --           13,457         13,457
Interest expense                         --            --            --          (68,485)       (68,485)
                                  -----------   -----------   -----------    -----------    -----------
TOTAL OTHER INCOME (EXPENSES)             103         1,380           448         (6,650)        (4,719)
                                  -----------   -----------   -----------    -----------    -----------
NET INCOME                        $   369,538   $   175,668   $   (20,995)   $  (350,311)   $   173,900
                                  ===========   ===========   ===========    ===========    ===========



                See accompanying notes to financial statements.

                               SEVEN IRON, INC.
                          d.b.a. KENNEDY GOLF COURSE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1995

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

   Seven Iron, Inc., was incorporated in Colorado in 1973. The Company leases a golf course facility from the City and County of Denver known as Kennedy Golf Course. As concessionaire, the Company operates the bar and restaurant, driving range and miniature golf as profit center activities. The City and County of Denver owns the land and building structures, and maintains the golf course facility. The Company collects and remits all green fees to the City and County of Denver less a 1% commission fee.

BASIS OF PRESENTATION

   The accompanying financial statements have been prepared using the accrual method of accounting.

CASH AND CASH EQUIVALENT

   Cash and cash equivalents include cash on hand and on deposit and highly liquid debt instruments with maturities generally of three months or less.

INVENTORIES

   Inventories are stated at cost and are primarily valued on the first-in, first-out basis.

PROPERTY AND EQUIPMENT

   Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to expense as incurred. Renewals and betterments are capitalized. Provision for depreciation has been made based upon the estimated useful lives of the assets using the straight line method for assets acquired before January 1, 1981, and accelerated methods for assets acquired after December 31, 1980. Estimated useful lives are as follows:

Building                         31 years
Furniture and fixtures         5-10 years
Leasehold improvements          5-9 years
Auto and trucks                 3-5 years
Leased equipment                  5 years

INCOME TAXES

   On March 1, 1993 the sole shareholder elected Subchapter S status for the corporation. The corporation now pays no taxes and the corporations profit or loss is now reflected in the personal return of the sole shareholder.

                               SEVEN IRON, INC.
                          d.b.a. KENNEDY GOLF COURSE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1995

NOTE 2 LONG-TERM DEBT

   The notes payable as of December 31, 1995 consist of the following:

 Two separate notes payable to the same bank. The principal balances as of 12/31/95 was $530,610 and 114,833.

 Both notes are payable to a bank in monthly installments of
 $7634 and $3163 principal plus accrued interest at a fixed
 rate of approximately 10%, collateralized by accounts
 receivable, inventory, equipment and general intangibles,
 assignment of contract and stockholder's personal assets.        645,443
                                                                ---------
Less current maturities                                            59,330
                                                                ---------
                                                                  586,113
                                                                ---------

   The following is summary of principal maturities of long-term debt during the next years ended December 31.

1996                62,364
1997                62,364
1998                62,364
1999                62,364
2000 and Beyond    395,987
                 ---------
 Total             645,443
                 ---------

NOTE 3 CAPITAL LEASE OBLIGATION

   The Company entered into four capital lease arrangement to acquire Yamaha golf cars. The leases calls for monthly payments of approximately $9500 from April through September of each year. The final lease terminates on June 30, 2000.

   The future minimum lease payment under the capitalized lease and the present value of the net minimum lease payments as of December 31, 1995.

1996                                            56,712
1997                                            56,712
1998                                            56,000
1999                                            55,458
2000                                             2,379
                                            ----------
 Total lease payments                          227,261
Less amount representing interest              (42,225)
                                             ----------
Present value of net minimum lease payments    185,036
                                             ----------

NOTE 4 CONTINGENT LIABILITIES

   The Company was required by the City and County of Denver to execute a contingent note payable for $50,000 secured by a letter of credit, to be used in the event of possible or subsequent loss of green fees charged to the public for the use of the golf course facility. In the event of a loss, the letter of credit will grant the City and County of Denver the right to draw against the letter of credit. The Company has deposited the funds in a certificate of deposit.

NOTE 5 LEASE COMMITMENT

   On July 28, 1993, the Company agreed to a new lease arrangement extending the present lease terms to expire on December 31, 2009. As a condition to the lease, the Company is required to incur major capital improvements in the amount of $1,217,900. the terms of the lease calls for monthly rent to be based on 8% of gross sales excluding merchandise sales and other miscellaneous items but no lower than the rent for the previous five (5) year period. The Company shall be required to maintain the facility at a minimum of $100,000 over the term of the lease. The City and County of Denver shall provide overall golf course maintenance and clubhouse structural maintenance as well as easy access to and from the parking area. The Company shall also be required to replace 80 new golf carts every six (6) years.

   The future minimum rental commitment is as follows:

1996      102,600
1997      102,600
1998      102,600
1999      102,600
2000      102,600
        ---------
          513,000
        ---------

NOTE 6 SUBSEQUENT EVENT

   In 1996 Seven Iron, Inc., sold the Kennedy Golf Course facility to Family Golf Center, Inc.